702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
RYDEX VARIABLE TRUST
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
Supplement dated August 4, 2022 to the currently effective Statutory Prospectus and Summary Prospectuses (collectively, the “Prospectuses”) for the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund (each, a “Fund” and together, the “Funds”).
This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective August 1, 2022, each Fund changed its comparative broad-based securities market index from the Bloomberg U.S. Long Treasury Index to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index. Security Investors, LLC (the “Advisor”) believes that the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is a more appropriate index for comparative purposes given the investment strategies of the Funds. Therefore, effective immediately, in the “Fund Summary” section for each Fund, the following is added to the “Average Annual Total Returns” table under the heading “Performance Information.”
  AVERAGE ANNUAL TOTAL RETURNS
  (for periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Bloomberg U.S. Treasury Bellwethers 30 Yr. Index[1] (reflects no deduction for fees, expenses or taxes)	-4.62%	6.96%	4.40%

[1]
Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index. The Advisor believes that the Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is a more appropriate index to be used for comparative purposes given the investment strategies of the Fund.

Please retain this supplement for future reference.
VTGLB‑SUP‑0822x0523